UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07153

T. Rowe Price Fixed Income Series, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item 1: Report to Shareholders

Limited-Term Bond Portfolio	December 31, 2010

Highlights

• Short-term bonds generated modest returns during the past six months and over the full year.

• The portfolio outpaced its Barclays benchmark but trailed its Lipper peer group average during both periods.

• Our allocation to investment-grade corporate securities and an underweight in Treasuries bolstered the fund’s relative performance, while our high cash position and credit selection in financials restrained results.

• We are wary of the threat of shareholder-friendly activities at the expense of corporate bondholders, but overall financial conditions are stable and should continue to improve.

The views and opinions in this report were current as of December 31, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Manager’s Letter
T. Rowe Price Limited-Term Bond Portfolio

Dear Investor:

Short-term bonds generated modest returns during the past six months and year, with lower-quality bonds continuing to outperform the overall fixed income market. Treasuries and mortgage-backed securities were weaker as income-seeking investors favored higher-risk securities that offered a yield advantage. Short-term Treasury yields fell steadily through October, then jumped sharply in the final two months of the period.

Market Environment

President Obama expressed hope that the extension of current tax rates will help stimulate economic growth as we move into 2011. Underlining ongoing concerns about the tepid recovery, the Federal Open Market Committee (FOMC) announced that it would maintain its expansive monetary policy for a while longer. The FOMC said, “the economic recovery is continuing, though at a rate that has been insufficient to bring down unemployment.” Inflation remains subdued, with consumer prices rising modestly during the year.

Consumers are beginning to feel a bit more optimistic about their job prospects and the direction of the economy, according to data compiled by the Thomson Reuters/University of Michigan survey released on Thursday, December 23. Twenty-seven percent of consumers reported upbeat news about their employment gains—the highest level since 1983. The government reported that the U.S. economy grew at an annualized rate of 2.6% in the third quarter, slightly faster than was previously estimated, and forecasters have been raising their growth projections for the final quarter of the year.

The prices of gold and cotton reached new highs, fueled by Chinese demand and the Federal Reserve’s announcement that it would buy an additional $600 billion in Treasuries by mid-2011. Investors have been flooding into hard assets in anticipation of a possible spike in inflation down the road. As a result, investors in these areas were amply rewarded in 2010. The U.S. dollar also did well, climbing almost 7% versus the euro. Retail sales during the holiday season were mixed but somewhat stronger than anticipated as they returned to levels reached just before the recession began late in 2007. The results were not so good in other areas, however, with unemployment still hovering above 9% and the U.S. housing market finishing on a weak note. Despite the tepid recovery to date, recent data showed a firming foundation for a sustained global recovery that could gradually gain momentum into 2011. Yet significant risk factors remain, including a flare-up of mortgage-related stresses in the United States, contagion from Europe’s banking and sovereign debt travails, and the magnitude of the task facing policymakers in China as they work to contain accelerating inflation.

Performance

The portfolio generated a gain of 1.01% during the past six months and 3.09% over the year, leading the Barclays Capital 1-3 Year U.S. Government/Credit Index but trailing the average for its Lipper peer group in both periods. (Performance numbers for the Portfolio–II were different, reflecting its different expense ratio.) The fund’s relative performance versus the index was bolstered by our sector allocations, focusing on corporate securities, which outperformed. The portfolio’s net asset value fell from $5.07 at the end of June to $5.05 at the end of the year, while dividends contributed $0.07 per share ($0.06 for Portfolio–II) over the same period.

The performance story was much the same throughout the entire year, with our sector allocations driving results relative to the Barclays benchmark. All sectors were positive during the period, and our overweight in investment-grade corporate securities and underweight in U.S. Treasuries benefited fund performance. Many corporations issued new debt at current low interest rates in an effort to strengthen their balance sheets.

Corporate bonds produced the strongest returns thanks to low interest rates and ongoing cost-cutting initiatives, particularly earlier in the year. The sector also benefited as corporate fundamentals and earnings improved. Strong new issuance was greeted with solid demand as investors reached for higher yields. We were overweight in all subsectors, including industrials, financials, and utilities, with our largest allocation in industrials. We increased our corporate positions, especially in financials where we actively participated in the new issues market, although our security selection was a slight negative.

In addition, our exposure to securitized sectors such as mortgage-, asset-, and commercial mortgage-backed bonds, which are not represented in the benchmark index, aided performance and added to the portfolio’s diversification. The Federal Reserve’s quantitative easing program boosted mortgage-backed bonds throughout much of the year. Technical factors also played a key role, thanks to good demand with limited supply and increasing refinancing activity.

Our strategic underweight in Treasuries was positive as they underperformed other fixed income sectors. Typically, in this type of environment we prefer to underweight Treasury and other government-related securities to provide the additional yield available in investment-grade corporate and mortgage-backed bonds. While the fundamentals remained somewhat challenging, we were rewarded when commercial mortgage-backed securities posted the strongest absolute returns within the portfolio.

The major drawback on the fund’s relative return through the year was our relatively high cash position, which we maintained for liquidity purposes, although we did reduce our cash reserves as the year drew to a close.

Outlook

Treasury yields have risen from their lows but are still relatively low across most maturities, and the yield premiums offered by investment-grade bonds have contracted to pre-crisis levels. Given the Fed’s commitment to price stability and higher employment levels with its policies of low interest rates and quantitative easing, it is possible that Treasury rates could remain low while yield premiums continue to tighten. Uncertainty remains, and intermittent bouts of risk aversion are possible going forward, but we continue to see relatively stable financial conditions overall. Corporate fundamentals appear to be on more solid ground.

We are somewhat wary of the threat of shareholder-friendly activities at the expense of corporate bondholders. Corporate managements’ focus on enhancing shareholder value because of extremely low interest rates usually translates into an increase in credit risk. As corporate borrowing rates decline relative to dividend and earnings yields on equities, corporate managements may feel greater pressure to repurchase stock, raise dividends, or acquire other firms. Our experienced team of analysts will continue to deal with these challenges with its disciplined, risk-conscious investment approach that has helped us weather volatile market conditions in the past.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Edward A. Wiese
President and chairman of the portfolio’s Investment Advisory Committee

January 19, 2011

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Fixed Income Investing

Bonds are subject to interest rate risk (the decline in bond prices that usually accompanies a rise in interest rates) and credit risk (the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default by failing to make timely payments of interest or principal), potentially reducing the fund’s income level and share price. Mortgage-backed securities are subject to prepayment risk, particularly if falling rates lead to heavy refinancing activity, and extension risk, which is an increase in interest rates that causes a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This could increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Glossary

Barclays Capital 1-3 Year U.S. Government/Credit Index: A broad index that incorporates corporate, Treasury, and agency bonds with maturities of one to three years.

Duration: A measure of a bond fund’s sensitivity to changes in interest rates. For example, a fund with a duration of two years would fall about 2% in price in response to a one-percentage-point rise in interest rates, and vice versa.

Fed funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

SEC yield (30-day): A method of calculating a fund’s yield that assumes all portfolio securities are held until maturity. Yield will vary and is not guaranteed.

Yield curve: A graphic depiction of the differences in yields among fixed income securities with varying maturities.

Performance and Expenses
T. Rowe Price Limited-Term Bond Portfolio

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the portfolio over the past 10 fiscal year periods or since inception (for portfolios lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from portfolio returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Shares of the fund are currently offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. Please note that the fund has two classes of shares: the original share class and II Class. II Class shares are sold through financial intermediaries, which are compensated for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

The accompanying notes are an integral part of these financial statements.

Financial Highlights
T. Rowe Price Limited-Term Bond Portfolio

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments‡
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2010

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. Based on the fund's relative ownership, the following securities were considered affiliated companies for all or some portion of the year ended December 31, 2010. Purchase and sales cost and investment income reflect all activity for the period then ended.

Affiliate	Purchase Cost	Sales Cost	Investment Income	Value 12/31/10	Value 12/31/09
T. Rowe Price Term Asset-Backed Opportunity Fund	$ –	$41**	$ 131	$ 853	$ 694
T. Rowe Price Reserve Investment Fund, 0.27%	¤	¤	33	5,163	18,149
Totals			$ 164	$ 6,016	$ 18,843

¤Purchase and sale information not shown for cash management funds.

**Investment in partnership; cost balances reflect net capital contributed/returned and pro rata share of undistributed partnership earnings.

Amounts reflected on the accompanying financial statements include the following amounts related to affiliated companies:

Investment in securities, at cost	$ 5,803
Dividend income	33
Interest income	131
Investment income	$ 164
Realized gain (loss) on securities	$ –
Capital gain distributions from mutual funds	$ –

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2010
($000s, except shares and per share amounts)

Assets		
Investments in securities, at value (cost $175,474)	$	179,908
Interest receivable		1,521
Receivable for investment securities sold		628
Receivable for shares sold		216
Other assets		26
Total assets		182,299
Liabilities		
Payable for investment securities purchased		3,194
Payable for shares redeemed		215
Due to affiliates		138
Unrealized loss on forward currency exchange contracts		13
Total liabilities		3,560
NET ASSETS	**$**	**178,739**
Net Assets Consist of:		
Undistributed net investment income	$	78
Accumulated undistributed net realized gain		654
Net unrealized gain		4,421
Paid-in capital applicable to 35,381,118 shares of $0.0001 par value capital stock outstanding; 1,000,000,000 shares of the Corporation authorized		173,586
NET ASSETS	**$**	**178,739**
NET ASSET VALUE PER SHARE		
Limited-Term Bond Class ($176,256,446 / 34,887,218 shares outstanding)	**$**	**5.05**
Limited-Term Bond - II Class ($2,482,940 / 493,900 shares outstanding)	**$**	**5.03**

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Limited-Term Bond Portfolio
($000s)

Year Ended 12/31/10
Investment Income (Loss)	
Income	
Interest	$ 6,798
Dividend	33
Other	7
Total income	6,838
Expenses	
Investment management and administrative expense	1,412
Rule 12b-1 fees - Limited-Term Bond-II Class	9
Total expenses	1,421
Net investment income	5,417
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities	1,479
Foreign currency transactions	(24)
Net realized gain	1,455
Change in net unrealized gain (loss)	
Securities	(685)
Other assets and liabilities denominated in foreign currencies	57
Change in net unrealized loss	(628)
Net realized and unrealized gain	827
INCREASE IN NET ASSETS FROM OPERATIONS	**$ 6,244**

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Limited-Term Bond Portfolio
($000s)

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Limited-Term Bond Portfolio
December 31, 2010

T. Rowe Price Fixed Income Series, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Limited-Term Bond Portfolio (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks a high level of income consistent with moderate fluctuations in principal value. Shares of the fund currently are offered only through certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The fund has two classes of shares: the Limited-Term Bond Portfolio original share class (Limited-Term Bond Class), offered since May 13, 1994, and the Limited-Term Bond Portfolio–II (Limited-Term Bond–II Class), offered since March 31, 2005. Limited-Term Bond–II Class shares are sold through financial intermediaries, which it compensates for distribution, shareholder servicing, and/or certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by fund management. Fund management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Paydown gains and losses are recorded as an adjustment to interest income. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Limited-Term Bond–II pays distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% of the class’s average daily net assets. Investment income and investment management and administrative expense are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

New Accounting Pronouncement On January 1, 2010, the fund adopted new accounting guidance that requires enhanced disclosures about fair value measurements in the financial statements. Adoption of this guidance had no impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes each class’s net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Debt securities are generally traded in the over-the-counter (OTC) market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Investments in private investment companies are valued at the entity’s net asset value (or equivalent) as of the valuation date. Forward currency exchange contracts are valued using the prevailing forward exchange rate.

Other investments, including restricted securities, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2010:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2010. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2010, totaled $200,000 for the year ended December 31, 2010.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2010, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust portfolio duration and credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2010, the fund held foreign exchange derivatives with a fair value of $13,000, included in Unrealized loss on forward currency exchange contracts, on the accompanying Statement of Assets and Liabilities.

Additionally, during the year ended December 31, 2010, the fund recognized $37,000 of realized loss on Foreign Currency Transactions and a $59,000 change in unrealized gain on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2010, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

TBA Purchase and Sale Commitments During the year ended December 31, 2010, the fund entered into to be announced (TBA) purchase and/or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such mortgage-backed securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The fund generally enters into TBA purchase transactions with the intention of taking possession of the underlying mortgage securities; however, for either purchase or sale transactions, the fund also may extend the settlement by “rolling” the transaction. Until settlement, the fund maintains cash reserves and liquid assets sufficient to settle its TBA commitments.

T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. During the year ended December 31, 2010, the fund was invested in the T. Rowe Price Term Asset-Backed Opportunity Fund, L.L.C. (private fund), a private investment company managed by Price Associates that participates in the Term Asset-Backed Securities Loan Facility (TALF) program created and administered by the Federal Reserve Bank of New York (FRBNY). The TALF program provided eligible borrowers with term loans secured by eligible asset-backed securities and/or commercial mortgage-backed securities, which were either owned by the borrower or purchased by the borrower and subsequently pledged as collateral for a TALF loan. TALF loans generally are nonrecourse in nature. The private fund is treated as a partnership for federal income tax purposes. It has a limited life extending five years from the date on which the TALF program closed for any new loans, which was June 30, 2010. The private fund can have two possible extensions (one year each) with the consent of a majority of its investors. Invested capital generally will be returned to investors as underlying securities are liquidated and the TALF loans are repaid or mature, with the balance paid at maturity of the private fund. Ownership interests in the private fund may not be redeemed, sold, or assigned. As of December 31, 2010, outstanding capital commitments may no longer be called by the private fund.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all covered OTC instruments covered by a particular collateral agreement with a specified counterparty. Collateral, both pledged by the fund to a coun-terparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies. Securities posted as collateral by the fund to a counterparty are so noted in the accompanying Portfolio of Investments and remain in the fund’s net assets. As of December 31, 2010, no collateral was pledged by either the fund or counterparties.

At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. In accordance with the terms of the relevant derivatives agreements, counterparties to OTC derivatives may be able to terminate derivative contracts prior to maturity after the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Other Purchases and sales of portfolio securities other than short-term and U.S. government securities aggregated $68,454,000 and $59,774,000, respectively, for the year ended December 31, 2010. Purchases and sales of U.S. government securities aggregated $37,849,000 and $46,887,000, respectively, for the year ended December 31, 2010.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to an overdistribution of taxable income not deemed a return of capital for tax purposes. Reclassifications between income and gain relate primarily to the character of net currency losses and the character of paydown gains and losses on asset-backed securities. For the year ended December 31, 2010, the following reclassifications were recorded to reflect tax character; there was no impact on results of operations or net assets:

Distributions during the years ended December 31, 2010 and December 31, 2009 were characterized for tax purposes as follows:

At December 31, 2010, the tax-basis cost of investments and components of net assets were as follows:

During the year ended December 31, 2010, the fund utilized $286,000 of capital loss carryforwards. In accordance with federal income tax regulations applicable to investment companies, recognition of capital and/or currency losses on certain transactions realized between November 1 and the fund’s fiscal year-end is deferred for tax purposes until the subsequent year (post-October loss deferrals); however, such losses are recognized for financial reporting purposes in the year realized.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.70% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The all-inclusive fee covers investment management, shareholder servicing, transfer agency, accounting, and custody services provided to the fund, as well as fund directors’ fees and expenses; interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of T. Rowe Price Fixed Income Series, Inc. and
Shareholders of T. Rowe Price Limited-Term Bond Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Limited-Term Bond Portfolio (one of the portfolios comprising T. Rowe Price Fixed Income Series, Inc., hereafter referred to as the “Fund”) at December 31, 2010, the results of its operations for the year tthen ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian and brokers, and confirmation of the underlying funds each of the two years correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 11, 2011

Tax Information (Unaudited) for the Tax Year Ended 12/31/10

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included $372,000 from long-term capital gains, subject to the 15% rate gains category.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Portfolio’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International Ltd (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name (Year of Birth)	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Year Elected*	During the Past Five Years

William R. Brody, M.D., Ph.D. (1944)	President and Trustee, Salk Institute for Biological Studies (2009 to present); Director, Novartis, Inc. (2009
2009	to present); Director, IBM (2007 to present); President and Trustee, Johns Hopkins University (1996 to 2009);
Chairman of Executive Committee and Trustee, Johns Hopkins Health System (1996 to 2009); Director, Medtronic,
Inc. (1998 to 2007); Director, Mercantile Bankshares (1997 to 2007)

Jeremiah E. Casey (1940)	Director, National Life Insurance (2001 to 2005); Director, NLV Financial Corporation (2004 to 2005)
2006

Anthony W. Deering (1945)	Chairman, Exeter Capital, LLC, a private investment firm (2004 to present); Director, Under Armour (2008 to
1994	present); Director, Vornado Real Estate Investment Trust (2004 to present); Director, Mercantile Bankshares
(2002 to 2007); Member, Advisory Board, Deutsche Bank North America (2004 to present)

Donald W. Dick, Jr. (1943)	Principal, EuroCapital Partners, LLC, an acquisition and management advisory firm (1995 to present)
2001

Karen N. Horn (1943)	Senior Managing Director, Brock Capital Group, an advisory and investment banking firm (2004 to present);
2003	Director, Eli Lilly and Company (1987 to present); Director, Simon Property Group (2004 to present); Director,
Norfolk Southern (2008 to present); Director, Fannie Mae (2006 to 2008); Director, Georgia Pacific (2004 to 2005)

Theo C. Rodgers (1941)	President, A&R Development Corporation (1977 to present)
2005

John G. Schreiber (1946)	Owner/President, Centaur Capital Partners, Inc., a real estate investment company (1991 to present); Cofounder
1994	and Partner, Blackstone Real Estate Advisors, L.P. (1992 to present)

Mark R. Tercek (1957)	President and Chief Executive Officer, The Nature Conservancy (2008 to present); Managing Director, The Goldman
2009	Sachs Group, Inc. (1984 to 2008)

*Each independent director oversees 128 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name (Year of Birth)
Year Elected* [Number of T. Rowe	Principal Occupation(s) and Directorships of Public Companies and Other Investment Companies
Price Portfolios Overseen]	During the Past Five Years
Edward C. Bernard (1956)	Director and Vice President, T. Rowe Price; Vice Chairman of the Board, Director, and Vice President, T. Rowe Price
2006 [128]	Group, Inc.; Chairman of the Board, Director, and President, T. Rowe Price Investment Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings Bank, and T. Rowe
Price Services, Inc.; Director and Chief Executive Officer, T. Rowe Price International; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust Company; Chairman of the Board, all funds
Michael C. Gitlin (1970)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price International; Director of Fixed
2010 [39]	Income, T. Rowe Price (2009 to present); Global Head of Trading, T. Rowe Price (2007 to 2009); formerly Head of U.S. Equity Sales, Citigroup Global Markets (2005 to 2007)

*Inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Fixed Income Series	Principal Occupation(s)

Steve Boothe, CFA (1977)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Steven G. Brooks, CFA (1954)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Bridget A. Ebner (1970)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Assistant Vice President

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., T. Rowe Price
Vice President	International, and T. Rowe Price Trust Company

Alisa Fiumara-Yoch, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

John R. Gilner (1961)	Chief Compliance Officer and Vice President, T. Rowe Price; Vice President,
Chief Compliance Officer	T. Rowe Price Group, Inc., and T. Rowe Price Investment Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price Trust Company
Vice President

Michael J. Grogan, CFA (1971)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Assistant Vice President

Geoffrey M. Hardin (1971)	Vice President, T. Rowe Price; formerly Investment Analyst, Morgan Stanley
Assistant Vice President	Alternative Investment Partners Group (to 2007); Associate Portfolio
Manager, Smith Breeden Associates (to 2005)

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Treasurer	Trust Company; formerly Partner, PricewaterhouseCoopers LLP (to 2007)

Dylan Jones, CFA (1971)	Vice President, T. Rowe Price
Vice President

Keir R. Joyce, CFA (1972)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Assistant Vice President

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price Group, Inc.
Vice President

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Secretary	Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Executive Vice President	Trust Company

Cheryl A. Mickel, CFA (1967)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

David Oestreicher (1967)	Director and Vice President, T. Rowe Price Investment Services, Inc.,
Vice President	T. Rowe Price Trust Company, T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Vice President, T. Rowe Price, T. Rowe
Price Group, Inc., and T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Investment Services, Inc.; Vice President and Assistant Treasurer, T. Rowe
Price Services, Inc.

Daniel O. Shackelford, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Trust Company

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

John D. Wells (1960)	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe Price
Vice President	Savings Bank

Edward A. Wiese, CFA (1959)	Director and Vice President, T. Rowe Price Trust Company; Vice President,
President	T. Rowe Price and T. Rowe Price Group, Inc.; Chief Investment Officer,
Director, and Vice President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,417,000 and $1,879,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Fixed Income Series, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 11, 2011

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	February 11, 2011